                                                                  Exhibit 10.8.3

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                       Agreement No. ITC2000NPPA
                                          eBusiness Solutions Product Attachment
                                                                       Exhibit Q
                                                                     Page 1 of 8

                               PRODUCT ATTACHMENT

                                    EXHIBIT Q
                                    ---------

                          eBUSINESS SOLUTIONS PRODUCTS

1.  INCORPORATION BY REFERENCE

This Product Attachment, Exhibit Q, eBusiness Solutions Products is attached to and made a part of the Network Products Purchase Agreement dated November 8, 2000, between ITC/\DeltaCom Communications, Inc., Interstate FiberNet, Inc., and Nortel Networks Inc. ("General Terms & Conditions"). The terms and conditions provided below supplement the General Terms and Conditions only with respect to the specific Products and eBusiness Software License set forth in this Exhibit Q (including any future Products or eBusiness Software that may be added to this Exhibit Q). To the extent any of the terms and conditions set forth in this Exhibit Q conflict with any terms or conditions in the General Terms & Conditions, the terms and conditions of this Exhibit Q take precedence over any such conflicting terms and conditions in the General Terms & Conditions, as such terms and conditions apply to the eBusiness Solutions Products.

2.  SCOPE AND ORDERS

A. eBusiness Software. It is understood for the purpose of this Exhibit Q the term, Software, as defined in the General Terms & Conditions, is deemed to include eBusiness Software. Under this Exhibit Q Buyer and/or IFN Affiliate may license Nortel Networks' eBusiness Software, including revisions and updates and any associated user documentation supplied by Nortel Networks (collectively, "eBusiness Software" and "eBusiness Software Releases"), and purchase eBusiness Software support ("Support") and associated classroom training. Subject to the ordering process described in Section 1.B, Nortel Networks agrees to license to Buyer and/or IFN Affiliate the eBusiness Software and provide the Support and classroom training set forth in Schedule A-1. Support is provided in accordance with the additional terms in Schedule B.

B. Orders. To place an order under this Exhibit Q, the parties shall agree on a completed Schedule A (as prepared by Nortel Networks) which specifies at a minimum the licensed eBusiness Software, the types of licenses, Support, training, and the quantities of and fees and prices for the foregoing. Buyer and/or IFN Affiliate shall also issue to Nortel Networks a purchase order ("Order Document") that specifies the pertinent information contained in the Schedule A. Each Schedule A will be numbered sequentially as A-1, A-2, A-3, etc. No Order Document and associated Schedule A will be binding upon Nortel Networks until accepted by Nortel Networks, and Nortel Networks shall have no liability to Buyer and/or IFN Affiliate arising from Nortel Networks' rejection thereof. Each accepted Order Document and associated Schedule A is referred to in this Exhibit Q as an "Order". Orders may be placed under this Exhibit Q during the Commitment Period only.

3.  FEES, TAXES AND PAYMENT; DELIVERY AND RISK OF LOSS

A. eBusiness Software License Fees and Support Prices. The license fees for eBusiness Software and the prices for Support will be as quoted by Nortel Networks and set forth in each Order and will be in United States ("U. S.") dollars.

B. Taxes. eBusiness Software license fees and Support and training prices do not include any tax, excise, value-added tax, fee, customs tax, duty or governmental charge, however designated or imposed by a governmental


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                       Agreement No. ITC2000NPPA
                                          eBusiness Solutions Product Attachment
                                                                       Exhibit Q
                                                                     Page 2 of 5

authority, and which may be levied or based on the eBusiness Software licenses or Support or training, or the importation, delivery, use, or possession of the eBusiness Software. All such taxes and fees in connection with each Order (except for franchise taxes and taxes on Nortel Networks' net income) will be for the account of Buyer and/or IFN Affiliate. Such taxes and fees will be paid pursuant to Article 9, TAXES, of the General Terms and Conditions.

C. Delivery. Nortel Networks shall deliver one copy of each item of eBusiness Software licensed by Buyer and/or IFN Affiliate pursuant to an Order. If elected by Buyer and/or IFN Affiliate, the licensed eBusiness Software will be provided to Buyer and/or IFN Affiliate by electronic transfer via File Transfer Protocol.

D. Payment. Each invoice for amounts payable under this Exhibit Q will be due and payable pursuant to Article 7, TERMS OF PAYMENT, of the General Terms and Conditions. Except as otherwise provided in a Statement of Work; Invoices for licensed eBusiness Software will be issued upon shipment; Invoices for Support will be issued annually in advance; Invoices for Services are due and payable thirty (30) days from date of invoices; Invoices for training will be issued in advance of such training. All payments are to be made in U. S. dollars.

E. Risk of Loss. Delivery is complete, and risk of loss or damage to the media in which the eBusiness Software is contained will pass to Buyer an/or IFN Affiliate, upon delivery by Nortel Networks to the carrier at Nortel Networks' point of shipment.

4.  eBUSINESS SOFTWARE AND GRANT OF LICENSE

A. Title. Buyer and/or IFN Affiliate acknowledges and agrees that title to, and all copyrights, patents, trade secrets and/or any other intellectual property rights in eBusiness Software are and will remain the property of Nortel Networks and/or Nortel Networks' licensors. Buyer and/or IFN Affiliate are granted no title or ownership rights in or to the eBusiness Software or eBusiness Software Releases, in whole or in part. Buyer and/or IFN Affiliate acknowledge that Nortel Networks considers the eBusiness Software to contain trade secrets of Nortel Networks and/or its licensors. Such trade secrets include, without limitation, the source code version of the eBusiness Software, the specific design, structure and logic of individual eBusiness Software programs, their interactions with other portions of eBusiness Software, both internal and external, and the programming techniques employed therein.

B. Grant of License. Subject to the terms of this Exhibit Q and the authorized usage levels set forth in each Order, Nortel Networks grants to Buyer and/or IFN Affiliate a personal, non-exclusive, non-transferable (except as provided in Section 23.4 of the General Terms & Conditions) license to use and copy the eBusiness Software for Buyer and/or IFN Affiliate's internal business purposes until Buyer and/or IFN Affiliate permanently discontinues such use (unless the license is earlier terminated pursuant to Article 15, REMEDIES AND LIMITATION OF LIABILITY, of the General Terms and Conditions). Buyer and/or IFN Affiliate's right to copy the eBusiness Software shall be limited to the number of copies of the eBusiness Software in the form delivered reasonably necessary for execution in accordance with the authorized usage levels or for archival purposes. All such copies must include a reproduction of all copyright, trademark or other proprietary notices appearing in or on the original copy of the eBusiness Software provided by Nortel Networks. When Buyer and/or IFN Affiliate permanently discontinues its use of the eBusiness Software, Buyer and/or IFN Affiliate shall return to Nortel Networks or destroy the eBusiness Software and all copies made by Buyer and/or IFN Affiliate and thereafter, such license shall terminate.

C. Restrictions. Buyer and/or IFN Affiliate shall not (i) reverse engineer, disassemble, reverse translate, decompile, or in any other manner decode eBusiness Software, in order to derive the source code form or for any other reason; (ii) make any modifications, enhancements, adaptations, or translations to or of eBusiness Software, except for customizations that may result from Buyer and/or IFN Affiliate interactions with the eBusiness


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                       Agreement No. ITC2000NPPA
                                          eBusiness Solutions Product Attachment
                                                                       Exhibit Q
                                                                     Page 3 of 5

Software associated with normal use and explained in the associated documentation; (iii) make any derivative works of the eBusiness Software; (iv) make the eBusiness Software available to any third party in a service bureau arrangement or for any similar commercial time-sharing or third-party use; or
(v) execute the eBusiness Software on a server located outside the United States. Any customizations made by Buyer and/or IFN Affiliate will be deemed to be eBusiness Software and subject to the terms and conditions of this Exhibit Q.

D. Licensed Servers and Users. Each eBusiness Software license is comprised of Server Licenses and User Licenses. A "Server License" gives Buyer and/or IFN Affiliate the right to a single Instance on a computer to support an authorized number of Users. An "Instance" is a single occurrence of execution or initialization of the eBusiness Software on one server. A "User License" gives Buyer and/or IFN Affiliate the right to authorize an individual ("User") to have access to eBusiness Software (including Nortel Networks databases) through a single terminal workstation or personal computer, or through an interface from an external system in an active session. A User License is either a Private License or a Public License. A "Private License" allows use of the eBusiness Software by Buyer and/or IFN Affiliate's employees and is granted either for a specified number of Concurrent Users or for specified Mobile/Named Users. "Concurrent Users" are the maximum number of simultaneous Users accessing the eBusiness Software at the front end, regardless of whether such front end is multiplexing. Concurrent Users are designated as either Full Universal Users, Restricted Universal Users, or Restricted Web Users. A "Full Universal User" may access any or all eBusiness Software applications for which a Server License fee has been paid. A "Restricted Universal User" may access only one eBusiness Software application as specified in an Order. A "Restricted Web User" may access only the web support eBusiness Software application. A "Mobile/Named User" is a named individual designated by Buyer and/or IFN Affiliate to use specific eBusiness Software which Nortel Networks licenses on a Mobile/Named User basis. A "Public License" allows Buyer and/or IFN Affiliate to permit its customers to access (by means of an external interface such as the Internet) and use the eBusiness Software on a limited basis. Buyer and/or IFN Affiliate shall be responsible for ensuring that customer Users under a Public License use the eBusiness Software in accordance with the license terms of this Exhibit Q and shall indemnify and hold Nortel Networks harmless from any claim by or liability to such customers arising out of such customers' access to and use of the eBusiness Software. Each Order will specify the number of Server Licenses and the number and type of User Licenses granted for the eBusiness Software licensed under such Order. Buyer and/or IFN Affiliate may change at any time the licensed users who are authorized to use eBusiness Software under a Named User License, by giving Nortel Networks written notice of the names of users who will no longer have authority and the new users who will be Named Users until further notified in writing by Buyer or IFN Affiliate.

E. Record Keeping. Buyer and/or IFN Affiliate shall keep true and accurate records with regard to the number of Instances, servers, and Users executing or using each eBusiness Software license granted under this Exhibit Q. Nortel Networks shall have the right to audit such records at any reasonable time, not more often than once each calendar year, upon reasonable notice in writing to Buyer and/or IFN Affiliate. If such audit reveals that Licensee is utilizing more Instances, Servers, or Users than permitted under this Agreement, then within thirty (30) days of the conclusion of such audit Buyer and/or IFN Affiliate shall pay Nortel Networks any applicable additional license fees due for the excess Instances, Servers, and/or Users.

F. Transfer Platform. Buyer and/or IFN Affiliate may request an exchange of the licensed eBusiness Software provided under an Order for a version to be used on a new platform ("Transfer Platform"), provided that at the time of such request
(i) Buyer and/or IFN Affiliate is obtaining Support for such eBusiness Software and is current in paying for such Support; (ii) a version of the eBusiness Software for such Transfer Platform is commercially available; and (iii) the eBusiness Software used by Buyer and/or IFN Affiliate on its current platform is at the then current revision level or the immediately preceding revision level. Such exchange must be requested in writing and is subject to payment by Buyer and/or IFN Affiliate to Nortel Networks of an exchange fee. Any such exchange does not increase the number of Instances, servers or Users that may execute or use the eBusiness Software. Buyer and/or IFN Affiliate shall de-install and destroy the version of the eBusiness Software

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                       Agreement No. ITC2000NPPA
                                          eBusiness Solutions Product Attachment
                                                                       Exhibit Q
                                                                     Page 4 of 5


licensed for the original platform at the time of the exchange and shall discontinue any use of the version of the eBusiness Software licensed for the original platform.

5.  WARRANTIES

A. eBusiness Software Warranty. Nortel Networks warrants that eBusiness Software, if properly installed and operated on a compatible platform provided and adequately maintained by Buyer and/or IFN Affiliate, will function substantially as described in its accompanying user documentation for a warranty period of [***] ([***]) days, which begins on the date the eBusiness Software is delivered to Buyer and/or IFN Affiliate. If any item of eBusiness Software fails to so function during its warranty period, Buyer and/or IFN Affiliate's exclusive remedy and Nortel Networks' sole obligation and liability under this warranty is for Nortel Networks to provide a fix, patch or workaround for the problem in accordance with the CustomerCare Program as outlined in the Services Description attached hereto as Schedule B. Any such fix, patch or workaround may be included in a future eBusiness Software Release.

B. Limitations. These warranties extend only to defects and non-conformities of which Nortel Networks is notified during the warranty period. Nortel Networks does not warrant that eBusiness Software or eBusiness Software Releases are error-free or that their use will be uninterrupted. Nortel Networks is not obligated to remedy any eBusiness Software defect, which cannot be reproduced with the latest eBusiness Software Release. The eBusiness Software warranty does not apply to any defects or non-conformities of the eBusiness Software resulting from (i) installation, repairs, relocations, additions, alterations, modifications or enhancements, except when performed by Nortel Networks or by Buyer and/or IFN Affiliate in accordance with Nortel Networks' written instructions; (ii) use of the eBusiness Software in conjunction with another vendor's products resulting in the defect or non-conformance; (iii) failure to follow applicable operation or maintenance requirements; (iv) introduction of data, through any method other than through the eBusiness Software, into any database accessed by the eBusiness Software; or (v) abuse, mishandling, misuse or damage to the eBusiness Software other than by Nortel Networks. These warranties do not cover damage to eBusiness Software due to fire, explosion, power irregularities or surges, Acts of God, including without limitation, earthquakes, rains, floods, or lightning, or any other cause not attributable to Nortel Networks. THE FOREGOING WARRANTIES AND LIMITATIONS ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS, OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH NORTEL NETWORKS EXPRESSLY DISCLAIMS.

6.  PROPRIETARY RIGHTS AND INFORMATION

A. Reservation of Rights. Nortel Networks, on behalf of itself and its licensors, reserves all proprietary rights in and to (i) all designs, engineering details and other data pertaining to the eBusiness Software, eBusiness Software Releases, and Support and training; (ii) all original works, computer programs, fixes, patches, work arounds, revisions and updates (but not programs developed by Buyer and/or IFN Affiliate), discoveries, inventions, patents, know-how and techniques arising out of work done wholly or in part by Nortel Networks or its contractors; and (iii) any and all products developed as a result of such work.

B. Security. Buyer and/or IFN Affiliate in using eBusiness Software is responsible for the security of its own proprietary and confidential information and authorizing access to Buyer and/or IFN Affiliate's network, and for maintaining adequate procedures apart from the eBusiness Software to reconstruct lost or altered files, data or programs. The foregoing provision does not in any manner limit or relieve Nortel Networks from its confidentiality and related obligations under the Agreement, including, without limitation, those obligations set forth in Article 17 of the General Terms and Conditions. To the extent Nortel Networks obtains access to Buyer and/or IFN Affiliates' networks and databases (which shall in all respects be deemed to be Buyer's and/or the IFN


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                       Agreement No. ITC2000NPPA
                                          eBusiness Solutions Product Attachment
                                                                       Exhibit Q
                                                                     Page 5 of 5

Affiliates' Confidential Information) to provide Support or other services in connection with the e-Business Software, or for any other purpose. Nortel Networks shall indemnify and hold Buyer and IFN Affiliates harmless from all third party claims and all damages and liabilities associated therewith arising out of Nortel Networks' access to or use of such networks and/or databases and Confidential Information.

7.  GENERAL

A.  The following Schedules are attached to and made a part of this Exhibit Q:

Schedule A - Licensed eBusiness Software
Schedule B - Additional Support Terms and Conditions

B. In the event of the expiration or termination of this Exhibit Q, those terms in Article 4 and Article 6 of this Exhibit Q, which by their nature are intended to survive such expiration or termination, will so survive.

C. This Exhibit Q is effective on the date of execution by the last party to execute it ("Effective Date").

The parties have caused this Exhibit Q to be executed by their authorized representatives.

NORTEL NETWORKS INC.                      ITC/\DELTACOM, COMMUNICATIONS, INC.

By:      /s/ Colin S. Doherty             By:      /s/ Timothy D. Ford
   ---------------------------------          -------------------------------
              (Signature)                            (Signature)

Name:    Colin S. Doherty                 Name:    Timothy D. Ford
     -------------------------------           ------------------------------
               (Print)                                 (Print)

Title:   RVP S.E. Region                  Title:   V.P. Central Ops.
      ------------------------------            -----------------------------
Date:    5/19/01                          Date:    5/4/01
     -------------------------------           ------------------------------

INTERSTATE FIBERNET, INC.

By:      /s/ Timothy D. Ford
   ---------------------------------
             (Signature)

Name:    Timothy D. Ford
     -------------------------------
               (Print)

Title:   V.P. Central Ops.
      ------------------------------
Date:    5/4/01
     -------------------------------


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                       Agreement No. ITC2000NPPA
                                          eBusiness Solutions Product Attachment
                                                           Exhibit Q, Schedule A
                                                                     Page 1 of 1




                                   Schedule A

                           Licensed eBusiness Software















                    CONFIDENTIAL AND PROPRIETARY INFORMATION



                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                          eBusiness Solutions Product Attachment
                                                           Exhibit Q, Schedule B
                                                                     Page 1 of 2



                                   Schedule B

                     Additional Support Terms and Conditions

The following additional terms apply to the providing of Support:

1. Initial Support Term and Renewal. eBusiness Software Support will be for an initial [***] ([***]) month period commencing with the start date of the eBusiness Software warranty period ("Initial Support Term"). Upon expiration of the Initial Support Term, Buyer and/or IFN Affiliate's Order for Support will automatically renew for successive [***]([***]) month renewal terms unless terminated by either party upon written notice given thirty (30) days prior to the end of the Initial Support Term or any renewal term.

2. Support Coverage and Charges. Available Support coverage periods, which may be ordered, are specified in Nortel Networks' then current published CustomerCARE description for the eBusiness Software in effect at the time Support is ordered or renewed ("CustomerCARE Description"). The annual fee for Support is a percentage of Nortel Networks' then-current list license fees for the covered eBusiness Software as specified in Nortel Networks' then-current published CustomerCARE Description. Sixty days prior to each annual renewal term for Support, Nortel Networks will notify Buyer and/or IFN Affiliate in writing of the annual fee, which will apply during such renewal term. In the event that Buyer and/or IFN Affiliate terminates Support, Buyer and/or IFN Affiliate may later reinstate Support provided the eBusiness Software licensed by Buyer and/or IFN Affiliate is upgraded to the then-current eBusiness Software Release. Unless otherwise agreed in writing by Buyer and/or IFN Affiliate and Nortel Networks, the fee charged for such Support reinstatement will be equal to the cumulative standard Support charges applicable for the Support terms during which Support lapsed, plus Support charges for the then-current Support term.

3. Scope of Support. Support consists of: (i) undertaking reasonable commercial efforts to resolve problems or bugs in the eBusiness Software which cause the eBusiness Software not to function substantially as described in its accompanying user documentation, such efforts to be in accordance with Nortel Networks' service levels defined in Nortel Networks' then-current published CustomerCARE Description based on the impact of the problem or bug on Buyer and/or IFN Affiliate's use of the eBusiness Software; (ii) providing new eBusiness Software Releases which may contain bug fixes, improvements, or enhancements (but do not include new or separate eBusiness Software or functionality); (iii) providing Buyer and/or IFN Affiliate with access to Nortel Networks for reporting eBusiness Software problems and tracking resolution; (iv) answering technical questions regarding eBusiness Software functionality and operation; and (v) providing service related bulletins. Nortel Networks shall be under no obligation to provide Support if Nortel Networks determines that the primary cause of a problem or bug is the failure or malfunction of any software, tools, equipment, or facilities not provided by Nortel Networks. Support does not cover defects or non-conformities in the eBusiness Software resulting from any of the causes in Section 5.B of the main body of this Exhibit Q.

4. Buyer and/or IFN Affiliate's Responsibilities. Buyer and/or IFN Affiliate shall provide at no charge to Nortel Networks a modem connection to allow Nortel Networks remote access to Buyer and/or IFN Affiliate's server subject to Buyer and/or IFN Affiliate's security requirements. If such security requirements are so stringent that Nortel Networks can not gain remote access then Nortel


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                          eBusiness Solutions Product Attachment
                                                           Exhibit Q, Schedule B
                                                                     Page 2 of 2

Networks shall have no liabilities for failure to provide remote access support, maintenance or enhancements. Buyer and/or IFN Affiliate shall (i) maintain the eBusiness Software at the then-current or immediately preceding eBusiness Software Release level; (ii) undertake reasonable remedial corrective actions as instructed by Nortel Networks; and (iii) notify Nortel Networks in writing within sixty (60) days of the relocation to another facility of any server on which the eBusiness Software is operating or of any transfer of the eBusiness Software to a new server.

5. Modification of Support. Nortel Networks reserves the right to modify the Support terms and conditions, provided that such modifications will not materially reduce the level of Support offered by Nortel Networks to Licensee for the current Support Period, or increase maintenance costs to Licensee prior to the next renewal period for Support. Additional details concerning the scope of Support and the means of providing Support are provided in Nortel Networks' then-current published CustomerCARE Description for the eBusiness Software, which description is by this reference incorporated in this Schedule B.







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